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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 3, 1996
                                                          -------------

                          THE PROGRESSIVE CORPORATION
                          ---------------------------
             (Exact name of registrant as specified in its charter)



       Ohio                         1-9518                         34-0963169
- ------------------           --------------------               ----------------
(State or other                (Commission File                  (IRS Employer
jurisdiction of                    Number)                       Identification
incorporation)                                                   No.)



             6300 Wilson Mills Road, Mayfield Village, Ohio  44143
      -------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code 216-461-5000



                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.          Other Events.
                 ------------

The Progressive Corporation's Chief Operating Officer, Bruce W. Marlow, has voluntarily resigned, effective April 3, 1996. Mr. Marlow plans to pursue opportunities outside of the auto insurance business. Peter B. Lewis, President and Chief Executive Officer, will assume Mr. Marlow's responsibilities.





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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 3, 1996

                                        THE PROGRESSIVE CORPORATION



                                        By: /s/ David M. Schneider
                                           -------------------------
                                        Name: David M. Schneider
                                        Title: Secretary





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